UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported)   April 11, 2007

WORLDGATE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25755	23-2866697
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Tremont Avenue
Trevose, Pennsylvania 19053
(Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 11, 2007 the Company received a notice from the staff of the Nasdaq Stock Market stating that the Company does not comply with Marketplace Rule 4310(c)(2)(B).  This rule requires the Company to have a minimum of $2,500,000 in stockholders’ equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.   The notice stated that the staff is reviewing the Company’s eligibility for continued listing on The Nasdaq Capital Market.

Nasdaq requested in this notice that the Company provide on or before April 26, 2007 the Company’s specific plan to achieve and sustain compliance with all of The Nasdaq Capital Market listing requirements, including the time frame for completion of the plan.  If, after the conclusion of the review process, Nasdaq determines that the Company’s plan does not adequately address the issues noted, Nasdaq will provide written notification that the Company’s securities will be delisted.  At that time, the Company may appeal the decision to a Nasdaq Listing Qualifications Panel.

On April 17, 2007, the Company received a notice from the staff of the Nasdaq Stock Market indicating that for the last 30 consecutive business days, the bid price of its common stock, $0.01 par value, has closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market pursuant to Marketplace Rule 4310(c)(4).  In accordance with Marketplace Rule 4310(c)(8)(D), the Company has 180 calendar days from the date of notification to achieve compliance.  In general, a company can restore compliance with Marketplace Rule 4310(c)(4) if its common stock has a closing bid price of $1.00 or more for a minimum of 10 consecutive business days.  If we have not achieved compliance by the 180th day, but we can demonstrate as of that date that the Company meets the criteria for initial listing set forth in Marketplace Rule 4310(c) (other than the bid price requirement), the Company will have an additional 180 days to achieve compliance with Marketplace Rule 4310(c)(4).

The Company expects to provide its plan for regaining compliance with the Marketplace Rules to Nasdaq by April 26, 2007.

A copy of the Company’s press release announcing receipt of the notices from Nasdaq is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release dated April 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Date: April 17, 2007	/s/ Randall J. Gort
Randall J. Gort
Secretary